UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 1, 2004

                                VCA ANTECH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                1-10787                 95-4097995
(State or Other Jurisdiction     (Commission              (IRS Employer
       of Incorporation)         File Number)           Identification No.)

                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)

                                 (310) 571-6500
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

     Reference is made to the press release of Registrant issued on October 4, 2004, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.1 Press release dated October 4, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 4, 2004                             VCA Antech, Inc.



                                            /s/ Tomas W. Fuller
                                            ----------------------------------
                                            By: Tomas W. Fuller
                                            Its: Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBITS

99.1 Press release dated October 4, 2004.